                                                                    Exhibit 99.2

                            ALLAIRE AND BRIGHT TIGER
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              AS OF MARCH 31, 1999


                                                                                                           Pro Forma
                                                               Allaire         Bright Tiger     Adjustments         Combined
                                                          ------------------------------------------------------------------------
                                                                                       (in thousands)
Assets
Current assets:
  Cash and cash equivalents                                        $ 53,246             $ 662                            $ 53,908
  Short-term investments                                                  -                 -                                   -
  Accounts receivable, net                                            2,982               203             (40)              3,145
  Prepaid expenses and other current assets                             648                39                                 687
                                                          ------------------------------------------------------------------------
     Total current assets                                            56,876               904             (40)             57,740

  Property and equipment, net                                         4,092               596                               4,688
  Other assets, net                                                     405                15            (110)                310
                                                          ------------------------------------------------------------------------
     Total assets                                                  $ 61,373           $ 1,515          $ (150)           $ 62,738
                                                          ------------------------------------------------------------------------
                                                          ------------------------------------------------------------------------
Liabilities, Redeemable Convertible Preferred
Stock and Stockholders' Deficit
Current liabilities:
  Current portion of capital lease obligations                        $ 346               $ -                               $ 346
  Promissory notes                                                                      1,500                               1,500
  Current portion of long term debt                                     435             1,073                               1,508
  Accounts payable                                                    2,172               117             (40)              2,249
  Accrued expenses                                                    3,605               116                               3,721
  Accrued employee compensation and benefits                          2,403                79                               2,482
  Deferred revenue                                                    6,487                47                               6,534
                                                          ------------------------------------------------------------------------
     Total current liabilities                                       15,448             2,932             (40)             18,340

  Capital lease obligations                                              70                 -                                  70
  Long term debt                                                        919                 -                                 919
                                                          ------------------------------------------------------------------------
     Total liabilities                                               16,437             2,932             (40)             19,329
                                                          ------------------------------------------------------------------------

  Redeemable convertible preferred stock, Series C                        -             6,000          (6,000)                  -
  Redeemable convertible preferred stock, Series B                        -             4,086          (4,086)                  -
  Redeemable convertible preferred stock, Series A                        -               350            (350)                  -
                                                          ------------------------------------------------------------------------
     Total redeemable convertible preferred stock                         -            10,436         (10,436)                  -

Stockholders' equity (deficit):
  Common stock                                                          109                18             (15)                112
  Additional paid-in-capital                                         67,622                61          10,412              78,095
  Accumulated deficit                                               (21,889)          (11,893)           (110)            (33,892)
  Deferred compensation                                                (906)                -                                (906)
  Treasury stock                                                          -               (39)             39                   -
                                                          ------------------------------------------------------------------------
     Total stockholders' equity (deficit)                            44,936           (11,853)         10,326              43,409
                                                          ------------------------------------------------------------------------

     Total liabilities, redeemable convertible preferred
     stock and stockholders' equity (deficit)                      $ 61,373           $ 1,515          $ (150)           $ 62,738
                                                          ------------------------------------------------------------------------
                                                          ------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                            ALLAIRE AND BRIGHT TIGER
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999


                                                                                                 Pro Forma
                                                      Allaire        Bright Tiger      Adjustments        Combined
                                                 -----------------------------------------------------------------------
                                                                (in thousands, except for per share data)
Revenue:
  Software license fees                                   $ 6,124             $ 192            $ (40)           $ 6,276
  Services                                                  1,712                16                               1,728
                                                 -----------------------------------------------------------------------
     Total revenue                                          7,836               208              (40)             8,004
                                                 -----------------------------------------------------------------------

Cost of revenue:
  Cost of software license fees                               454                 2                                 456
  Cost of services                                          1,505                 -                               1,505
                                                 -----------------------------------------------------------------------
     Total cost of revenue                                  1,959                 2                -              1,961
                                                 -----------------------------------------------------------------------
Gross profit                                                5,877               206              (40)             6,043
                                                 -----------------------------------------------------------------------

Operating expenses:
  Research and development                                  1,630               660                               2,290
  Sales and marketing                                       5,138               487                               5,625
  General and administrative                                1,052               178                               1,230
  Stock-based compensation                                     67                 -                                  67
                                                 -----------------------------------------------------------------------
     Total operating expenses                               7,887             1,325                -              9,212
                                                 -----------------------------------------------------------------------
     Loss from operations                                  (2,010)           (1,119)             (40)            (3,169)

Interest income (expense), net                                326               (40)                                286
                                                 -----------------------------------------------------------------------
     Net income (loss)                                   $ (1,684)         $ (1,159)           $ (40)          $ (2,883)
                                                 -----------------------------------------------------------------------
                                                 -----------------------------------------------------------------------
Basic and diluted net loss per share                      $ (0.19)          $ (0.83)                            $ (0.32)

Shares used in computing basic and diluted
net loss per share                                          8,819             1,403                               9,093

   The accompanying notes are an integral part of these financial statements.

                            ALLAIRE AND BRIGHT TIGER
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998


                                                                                             Pro Forma
                                                     Allaire       Bright Tiger    Adjustments       Combined
                                                ------------------------------------------------------------------
                                                            (in thousands, except for per share data)

Revenue:
  Software license fees                                  $ 3,568            $ 27                          $ 3,595
  Services                                                   464               6                              470
                                                ------------------------------------------------------------------
     Total revenue                                         4,032              33               -            4,065
                                                ------------------------------------------------------------------

Cost of revenue:
  Cost of software license fees                              421               -                              421
  Cost of services                                           699               -                              699
                                                ------------------------------------------------------------------
     Total cost of revenue                                 1,120               -               -            1,120
                                                ------------------------------------------------------------------
Gross profit                                               2,912              33               -            2,945
                                                ------------------------------------------------------------------

Operating expenses:
  Research and development                                 1,024             751                            1,775
  Sales and marketing                                      3,115             989                            4,104
  General and administrative                                 868             186                            1,054
  Stock-based compensation                                   161               -                              161
                                                ------------------------------------------------------------------
     Total operating expenses                              5,168           1,926               -            7,094
                                                ------------------------------------------------------------------
     Loss from operations                                 (2,256)         (1,893)              -           (4,149)

Interest income (expense), net                                45              47                               92
                                                ------------------------------------------------------------------
     Net income (loss)                                  $ (2,211)       $ (1,846)            $ -         $ (4,057)
                                                ------------------------------------------------------------------
                                                ------------------------------------------------------------------
Basic and diluted net loss per share                     $ (0.89)        $ (1.06)                         $ (1.48)

Shares used in computing basic and diluted
net loss per share                                         2,477           1,749                            2,742

   The accompanying notes are an integral part of these financial statements.

                            ALLAIRE AND BRIGHT TIGER
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                                 Pro Forma
                                                      Allaire        Bright Tiger      Adjustments        Combined
                                                 -----------------------------------------------------------------------
                                                                  (in thousands, except per share data)
Revenue:
  Software license fees                                  $ 17,187             $ 450           $ (140)          $ 17,497
  Services                                                  3,325                42                               3,367
                                                 -----------------------------------------------------------------------
     Total revenue                                         20,512               492             (140)            20,864
                                                 -----------------------------------------------------------------------

Cost of revenue:
  Cost of software license fees                             1,915                22                               1,937
  Cost of services                                          4,058                 -                               4,058
                                                 -----------------------------------------------------------------------
     Total cost of revenue                                  5,973                22                -              5,995
                                                 -----------------------------------------------------------------------
Gross profit                                               14,539               470             (140)            14,869
                                                 -----------------------------------------------------------------------

Operating expenses:
  Research and development                                  4,772             3,032              (70)             7,734
  Sales and marketing                                      16,099             3,001                              19,100
  General and administrative                                3,992               756                               4,748
  Stock-based compensation                                    412                 -                                 412
                                                 -----------------------------------------------------------------------
     Total operating expenses                              25,275             6,789              (70)            31,994
                                                 -----------------------------------------------------------------------
     Loss from operations                                 (10,736)           (6,319)             (70)           (17,125)

Interest income (expense), net                                (34)               47                                  13
                                                 -----------------------------------------------------------------------
     Net income (loss)                                  $ (10,770)         $ (6,272)           $ (70)         $ (17,112)
                                                 -----------------------------------------------------------------------
                                                 -----------------------------------------------------------------------
Basic and diluted net loss per share                      $ (3.67)          $ (3.86)                            $ (5.34)

Shares used in computing basic and diluted
net loss per share                                          2,938             1,626                               3,207

   The accompanying notes are an integral part of these financial statements.

                            ALLAIRE AND BRIGHT TIGER
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                                 Pro Forma
                                                      Allaire        Bright Tiger      Adjustments        Combined
                                                 -----------------------------------------------------------------------
                                                                  (in thousands, except per share data)
Revenue:
  Software license fees                                   $ 7,116              $ 14                             $ 7,130
  Services                                                    534                 4                                 538
                                                 -----------------------------------------------------------------------
     Total revenue                                          7,650                18                -              7,668
                                                 -----------------------------------------------------------------------

Cost of revenue:
  Cost of software license fees                               961                12                                 973
  Cost of services                                          1,453                 -                               1,453
                                                 -----------------------------------------------------------------------
     Total cost of revenue                                  2,414                12                -              2,426
                                                 -----------------------------------------------------------------------
Gross profit                                                5,236                 6                -              5,242
                                                 -----------------------------------------------------------------------

Operating expenses:
  Research and development                                  2,702             2,181                               4,883
  Sales and marketing                                       7,272             1,546                               8,818
  General and administrative                                2,874               529                               3,403
  Stock-based compensation                                      -                 -                                   -
                                                 -----------------------------------------------------------------------
     Total operating expenses                              12,848             4,256                -             17,104
                                                 -----------------------------------------------------------------------
     Loss from operations                                  (7,612)           (4,250)               -            (11,862)

Interest income (expense), net                                187               127                                 314
                                                 -----------------------------------------------------------------------
     Net income (loss)                                   $ (7,425)         $ (4,123)             $ -          $ (11,548)
                                                 -----------------------------------------------------------------------
                                                 -----------------------------------------------------------------------
Basic and diluted net loss per share                      $ (4.40)          $ (2.74)                            $ (6.31)

Shares used in computing basic and diluted
net loss per share                                          1,687             1,504                               1,830


   The accompanying notes are an integral part of these financial statements.

                            ALLAIRE AND BRIGHT TIGER
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1996


                                                                                                 Pro Forma
                                                      Allaire        Bright Tiger      Adjustments        Combined
                                                 -----------------------------------------------------------------------
                                                                  (in thousands, except per share data)
Revenue:
  Software license fees                                   $ 2,358               $ -                             $ 2,358
  Services                                                      -                 -                                   -
                                                 -----------------------------------------------------------------------
     Total revenue                                          2,358                 -                -              2,358
                                                 -----------------------------------------------------------------------

Cost of revenue:
  Cost of software license fees                               234                 -                                 234
  Cost of services                                              -                 -                                   -
                                                 -----------------------------------------------------------------------
     Total cost of revenue                                    234                 -                -                234
                                                 -----------------------------------------------------------------------

Gross profit                                                2,124                 -                -              2,124
                                                 -----------------------------------------------------------------------

Operating expenses:
  Research and development                                    873               236                               1,109
  Sales and marketing                                       1,576                42                               1,618
  General and administrative                                1,387                50                               1,437
  Stock-based compensation                                      -                                                     -
                                                 -----------------------------------------------------------------------
     Total operating expenses                               3,836               328                -              4,164
                                                 -----------------------------------------------------------------------
     Loss from operations                                  (1,712)             (328)               -             (2,040)

Interest income (expense), net                                 14                (1)                                 13
                                                 -----------------------------------------------------------------------
     Net income (loss)                                   $ (1,698)           $ (329)             $ -           $ (2,027)
                                                 -----------------------------------------------------------------------
                                                 -----------------------------------------------------------------------
Basic and diluted net loss per share                      $ (0.97)          $ (0.58)                            $ (1.15)

Shares used in computing basic and diluted
net loss per share                                          1,743               570                               1,756

   The accompanying notes are an integral part of these financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


1. The unaudited pro forma combined condensed financial statements of Allaire and Bright Tiger give retroactive effect to the Merger, which is being accounted for as a "pooling of interests" and, as a result, such statements are presented as if the combining companies had been combined for all periods presented. The unaudited pro forma combined condensed financial statements reflect the issuance of:

     (a) .02824 shares of Allaire Common Stock for each share of Bright Tiger Common Stock;

     (b) .06271 shares of Allaire Common Stock for each share of Bright Tiger Series B Convertible Preferred Stock;

     (c) .09847 shares of Allaire Common Stock for each share of Bright Tiger Series C Convertible Preferred Stock;

     in the Merger. The unaudited pro forma combined condensed financial statements also reflect the conversion of each share of Bright Tiger Series A Convertible Preferred Stock into Bright Tiger Common Stock prior to the Merger.

2. The unaudited pro forma combined basic and diluted earnings per share is based on the combined weighted average number of common shares and common and dilutive shares, respectively, of Allaire Common Stock and Bright Tiger Common Stock for each period.

3. The unaudited pro forma combined condensed financial statements combine Allaire's consolidated financial statements as of March 31, 1999, and for the three months ended March 31, 1999 and 1998, and the years ended December 31, 1998, 1997 and 1996 with Bright Tiger's consolidated financial statements as of March 31, 1999, and for the three months ended March 31, 1999 and 1998, and the years ended December 31, 1998 and 1997, and the period from inception (June 6, 1996) through December 31, 1996, respectively.

4. Certain financial statement balances of Bright Tiger have been reclassified to conform with the Allaire financial statement presentation.

5. The unaudited pro forma combined condensed financial statements include various adjustments to eliminate intercompany activity between Bright Tiger and Allaire.